SHARE PURCHASE AGREEMENT


     This Share Purchase Agreement (the "Agreement") is effective as of November 11, 1999 and is entered into by and among Cyberoad.com (Isle of Man) Ltd., a corporation having a place of business at International House, Castle Hill, Victoria Road, Douglas, Isle of Man, IM2 4RB ("Purchaser"), Cyberoad.com Corporation, a Florida corporation (the "Corporation"), Aundyr Enmyn Limited, residing at International House, Castle Hill, Victoria Road, Douglas, Isle of Man, IM2 4RB ("Aundyr"), IFG International (Nominees) Limited, residing at International House, Castle Hill, Victoria Road, Douglas, Isle of Man, IM2 4RB ("IFG"), Aundyr Trust Company Ltd in its capacity as trustee of El Moro Trust
("Aundyr Trust" and together with IFG and Aundyr, the "Sellers") and eBanx.com (Isle of Man) Ltd., a company having an office at International House, Castle
Hill,  Victoria  Road,  Douglas,  Isle  of  Man,  IM2  4RB  ("eBanx).


                                    RECITALS

     WHEREAS, Purchaser and certain of its affiliates are engaged in the business of developing distributed wide area network gaming and e-commerce systems and provide system development, network management and ongoing technical support services for its gaming industry clients;

     WHEREAS, eBanx is the sole owner of the eBanx online financial relationship management system;

     WHEREAS, there are two shares of eBanx issued and outstanding, one of which is owned by Aundyr and the other of which is owned by IFG, both of which shares are owned beneficially by Aundyr Trust, in its capacity as trustee of the El Moro Trust.

     WHEREAS, the Corporation, the parent company of Purchaser, is engaged in a private offering to raise up to $3,500,000 of additional capital by means of an offering (the "Offering") of up to 1,000,000 shares (the "Offering Shares") of common stock, par value $.00001 per share, of the Corporation (the "Common Stock") and an option (the "Option") to purchase that number of shares of Common Stock (the "Option Shares" and together with the Offering Shares, the "Shares") that equals (a) 150,000 plus (b) 1,000,000 less the Offering Shares, at $3.50 per share exercisable for a 30 day period.

     WHEREAS, the Corporation has retained the firm of Thomson Kernaghan & Co. Limited (the "Placement Agent") to assist it in connection with the Offering;

     WHEREAS, in connection with the terms of the Offering, it is necessary that Purchaser purchase eBanx from Sellers so that eBanx shall become indirectly wholly owned by the Corporation;

     WHEREAS, each of Purchaser and Sellers has agreed with the Placement Agent to effect the purchase and sale of all of the outstanding shares of eBanx pursuant to certain conditions.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, the recitals set forth hereinabove which by this reference are incorporated herein, and of the good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. Purchase of eBanx. Subject only to the satisfaction of the conditions of closing set forth herein, Sellers hereby sell, assign and transfer and Purchaser hereby purchases, the issued and outstanding shares of eBanx in accordance with the terms and conditions of this Agreement.

2.     Consideration.     The  Corporation  shall  deliver  to Sellers 1,500,000
shares of its Common Stock in exchange for the transfer of all of the issued and outstanding shares of eBanx to Purchaser.

3. Representations of Aundyr and IFG. Each of Aundyr and IFG jointly and severally represents and warrants to the Purchaser as follows:

     a. Aundyr and IFG each owns of record one share of common stock of eBanx and there are issued and outstanding an aggregate of two shares (the "Shares") of eBanx.
     b. Aundyr and IFG hold the Shares, respectively, as nominee holders and have no other interest or involvement in the business of eBanx.
     c. All necessary actions have been taken by each of Aundyr and IFG to authorize the execution, delivery and performance of this Agreement.
     d. The entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or by-laws of IFG or Aundyr or of any indenture or other agreement, written or oral, to which IFG or Aundyr may be a party.

4. Representations of Aundyr Trust. Aundyr Trust represents and warrants to the Purchaser as follows:
     a. eBanx owns all proprietary rights, title and interest in and to the eBanx technology assets (the "eBanx Assets") and owns all of the issued and outstanding shares of eBanx Ltd., a Nevada corporation.
     b. There are no liens, encumbrances, security interests, pending litigation or other claims known to the Corporation that would adversely affect the eBanx Assets.
     c. All of the shares of eBanx are owned by Aundyr and IFG as the owner of record, and by Aundyr Trust as the beneficial owner, with a good and marketable title thereto, free and clear of all mortgages, lens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

     d. No person, firm or corporation has any agreement or option or any right or privilege capable of becoming an agreement for the purchase, subscription, allotment or issuance of any of the unissued share so in the capital of eBanx or of any securities of eBanx.
     e. The entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or by-laws of eBanx or of any indenture or other agreement, written or oral, to which eBanx or Aundyr Trust may be a party.
     f. All necessary actions have been taken by Aundyr Trust to authorize the execution, delivery and performance of this Agreement.

5. Conditions to Closing. The obligations of the Sellers to effect the sale of the shares of eBanx common stock shall be subject to the fulfillment of the following condition:
     a. The Placement Agent shall arrange for the closing of a minimum of $2,000,000 in the Offering, and the closing of the Offering wherein at least $2,000,000 is raised shall occur prior to November 15, 1999.

6. Closing. The Closing of the transactions contemplated by this Agreement shall occur forthwith following the satisfaction of the conditions to Closing set forth in paragraph 4 hereof.

7.     Miscellaneous.
     a.     Successors  and Assigns.     All rights, covenants and agreements of
            the parties contain in this Agreement shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors and assigns.
     b.     Governing Law.     This Agreement shall be governed by and construed
            both as to validity and performance and enforced in accordance with the laws of the Isle of Man.
     c. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.
     d.     Counterparts.     This  Agreement  may  be  executed  in one or more
            counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
     e.     No  Adverse Construction.     Any rule that provides that a contract
            is to be construed against he party drafting the contract is hereby waived, and shall have no applicability in construing this Agreement or any provisions hereof.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

CYBEROAD.COM  CORPORATION


/s/  John  Coffey
--------------------------
Name:  John  Coffey
Title:  Director


CYBEROAD.COM  (ISLE  OF  MAN)  LTD.

/s/  John  Coffey
--------------------------
Name:  John  Coffey
Title:  Director


AUNDYR  ENMYN  LIMITED
/s/ D.A. Harris
--------------------------
By: D. A. Harris
Title:  Director



IFG  INTERNATIONAL
/s/ D. A. Harris
--------------------------
Name: D.A. Harris
Title:  Director



EBANX.COM  (ISLE  OF  MAN)  LTD.

/s/ D. A. Harris
--------------------------
Name: D.A. Harris
Title:  Director



AUNDYR  TRUST  COMPANY  LIMITED
In  its  capacity  as  trustee  of  El  Moro  Trust

/s/ D. A. Harris
--------------------------
Name: D.A. Harris
Title:  Director